EXHIBIT 24
                                                                      ----------

                                POWER OF ATTORNEY
                                -----------------

     Each of the undersigned officers and directors of Insilco Holding Co., a Delaware corporation (the "Company") hereby appoints David A. Kauer and Michael
R. Elia, or either of them, as his true and lawful attorneys-in-fact with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Post-Effective Amendment No. 1 to Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, up to 88,194 shares of Common Stock, $.001 par value, of the Company to be sold and distributed by the Company pursuant to the Amended and Restated Insilco Holding Co. and Insilco Corporation Equity Unit Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provision of the Plan, and any and all further post-effective amendments to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have signed these presents this 27th day of June, 2000.

           SIGNATURE                                   TITLE
           ---------                                   -----


    /s/ David A. Kauer                    President and Chief Executive Officer
------------------------------------      (Principal Executive Officer)
     David A. Kauer



    /s/ Michael R. Elia                   Vice President and Chief Financial
------------------------------------      Officer, Treasurer and Secretary
     Michael R. Elia                      (Principal Financial and Accounting
                                          Officer)


    /s/ Thompson Dean                     Director
------------------------------------
     Thompson Dean



    /s/ John F. Fort III                  Director
------------------------------------
     John F. Fort III



    /s/ David Y. Howe                     Director
------------------------------------
     David Y. Howe